                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K/A

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934

                         DATE OF REPORT:  October 20, 1998

                            ---------------------------

                                    YAHOO! INC.
              (Exact name of registrant as specified in its charter)

                                      0-26822
                             (Commission File Number)

         CALIFORNIA                                    77-0398689
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
               (Registrant's telephone number, including area code)

     The Registrant hereby amends its Report on Form 8-K/A filed with the Securities and Exchange Commission on November 19, 1998.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 9, 1998, Yahoo! Inc., a California corporation ("Yahoo!"), entered into an Agreement and Plan of Merger ("Agreement") by and among Yahoo!, YO Acquisition Corporation, a wholly-owned subsidiary of Yahoo!, and Yoyodyne Entertainment, Inc., a Delaware corporation ("Yoyodyne") and privately-held, direct marketing services company. Pursuant to the Agreement, on October 20, 1998 all outstanding shares of Yoyodyne capital stock were converted into 234,460 shares of Yahoo! Common Stock, and options and warrants to purchase Yoyodyne capital stock were converted into options and warrants to purchase 46,162 shares of Yahoo! Common Stock. All outstanding options to purchase Yoyodyne stock will be assumed by Yahoo! and converted into options to purchase Yahoo! Common Stock, and all outstanding warrants to purchase Yoyodyne stock will be assumed by Yahoo! and converted into warrants to purchase Yahoo! Common Stock. The merger will be accounted for as a pooling of interests.

     Yahoo! has filed a registration statement on Form S-3 with the Securities and Exchange Commission on November 19, 1998 (which will be amended on January 22, 1999) to permit the resale of the outstanding shares issued in the Merger and shares issuable upon exercise of warrants assumed in the Merger. Yahoo! has also filed a registration statement on Form S-8 with the Securities and Exchange Commission dated October 23, 1998 with respect to the issuance of shares upon exercise of options assumed in the Merger.

     After discussions with the Staff at the Securities and Exchange Commission (the "Staff"), Yahoo! has adjusted the allocation of the purchase price related to the June 1998 acquisition of Viaweb Inc. Although Yahoo!, with the concurrence of its independent accountants, believes that its original accounting treatment was in accordance with generally accepted accounting principles, it has accepted the Staff's view with respect to these matters. As a result, Exhibit 99.1 of Item 7c of the Company's Current Report on Form 8-K/A originally filed on November 19, 1998 is amended to read as follows:

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

      2.1 (1) Agreement and Plan of Merger dated as of October 9, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne
               Entertainment, Inc.

      2.2 (1)  Amendment to the Agreement and Plan of Merger dated as of October
               19, 1998, by and among Yahoo! Inc., YO Acquisition Corporation, and Yoyodyne Entertainment, Inc.

     99.1      Supplementary Consolidated Financial Statements of Yahoo! Inc.
               (restated)

-------------------
     (1)  Previously filed.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              YAHOO! INC.


Date: January 21, 1999        By:  /s/ Gary Valenzuela
                                  ----------------------------------------
                                  Gary Valenzuela
                                  Senior Vice President, Finance and
                                  Administration, and Chief Financial Officer

                                    YAHOO! INC.

                                 INDEX TO EXHIBITS

Exhibit Number           Description
--------------           -----------
     2.1  (1)            Agreement and Plan of Merger dated as of October 9,
                         1998, by and among Yahoo! Inc., YO Acquisition
                         Corporation, and Yoyodyne Entertainment, Inc.

     2.2  (1)            Amendment to the Agreement and Plan of Merger dated as
                         of October 19, 1998, by and among Yahoo! Inc., YO
                         Acquisition Corporation, and Yoyodyne Entertainment,
                         Inc.

    99.1                 Supplementary Consolidated Financial Statements of
                         Yahoo! Inc. (restated)

-------------------
(1)  Previously filed.